Exhibit 99.1

INVESTOR PRESENTATION 201 9 | September NASDAQ: XSPA a preeminent pure - play health and wellness services company

Safe Harbor Statement This presentation includes forward - looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” ”future,” “continue,” or the negative of such terms, or other comparable terminology . Forward - looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of today's date, and are not guarantees of the future performance of the company, and actual results may vary materially from the results and expectations discussed . Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q, recent Current Reports on Form 8 - K and other SEC filings . All subsequent written and oral forward - looking statements concerning XpresSpa Group, or other matters and attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above . XpresSpa Group does not undertake any obligation to publicly update any of these forward - looking statements to reflect events or circumstances that may arise after the date hereof . Trademark Usage XpresSpa Group the XpresSpa Group logo, and other XpresSpa Group trademarks, service marks, and designs are registered or unregistered trademarks of XpresSpa Group Inc . and itssubsidiaries in the United States and in foreign countries . This presentation contains trade names, trademarks and service marks of other companies . All such trade names, trademarksand service marks of other companies are property of their respective owners . XpresSpa Group Inc . does not intend its use or display of other parties’ trade names, trademarks andservice marks to imply a relationship with, or endorsement or sponsorship of or by, such other parties . Use of Non - GAAP Financial Measures XpresSpa uses GAAP and non - GAAP measurements to assess the trends in its business . Items XpresSpa reviews on an ongoing basis are revenues, Comp Store Sales (which it defines assales from stores opened longer than a year compared to the same period sales of those stores a year ago), store contribution margins, and number of transactions (which is a way tomeasure traffic in spas) . In addition, XpresSpa monitors stores’ performance compared to its model store metrics to ensure that it is consistently opening spas that have the same orsimilar return dynamics as historical stores . XpresSpa believes the trends exhibited by its business are strong and substantiate its continued investment in additional locations and infrastructure . Disclaimers 2

Wellness On The Go We are the leader in fast - spa services, providing premier wellness solutions in 30 minutes or less . Dedicated to keeping people looking and feeling their best on the go . Our cutting - edge services and p roducts are designed to move with you . 3

Logo Alternate Lockups The leading airport spa company in the U.S. and the world M arket sha r e leader in the U.S. • P erfected the fast - spa format • We w in the majority of airport RFPs • 52 company - owned locations • 1 franchise location • Market opportunity of over 150 company - owned in - airport domestic locations • Additional franchising and international opportunities 4

Investment Highlights • We dominate the domestic market • Attractive Unit Economics • Vast In - Airport Expansion Potential • New Leadership spearheading business improvements • Positive comparable store sales year - to - date • Achieved Adjusted EBITDA Profitability in second quarter • Reducing store - level and overhead costs • Implementing technology - based process improvements • Improved Capital Structure through recent Debt and Equity Transactions 5

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In 201 9 , air travel is estimated to grow 6% . 1 The a verage wait time is approximately 137 minutes . 2 ¹ Statistica 2 Aviation Pros, 2017 7

We offer busy people a n opportunity to relax and renew on the go Brand Guidelines 8

# Customer Testimonials

XpresSpa Group

"XpresSpa, my tired convention feet appreciate you!"

- Jessica L.

"What to do during a 3-hour layover...Manicure? I think yes! Thanks @XpresSpa!!"

- Allison G. (Twitter)

"Great service and massage at XpresSpa DFW. I look forward to checking out other locations."

- Laressa W.

"I left my eye-glasses there (maybe because I was too relaxed) and XpresSpa sent them all the way back to Italy! What great customer service!"

- Manny C.

"@XpresSpa is my new way to crush a 2-hour delay!"

- Erin S. (Twitter)

"Airport spas are the greatest idea ever. Makes me want to be early for my flights. #XpresSpa"

- Katie Z.

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XpresSpa Group

# Experienced Senior Management



**DOUG SATZMAN, CEO**

- Former CEO, Joe Coffee Company
- Former CEO, Le Pain Quotidien - US
- Former SVP, Starbucks Coffee - EMEA
- Former VP, Starbucks Coffee - US License Stores (Airports, Lodging, Universities, Healthcare, Offices)



**SCOTT MILFORD**
**Chief People Officer**

- Former VP- People Operations, SoulCycle
- Former SVP - HR, Le Pain Quotidien - Global
- Former Chief HR Officer, Town Sports - International
- Former VP- Partner Resources, Starbucks Coffee



**RICHARD BACHMANN**
**Senior Director of Operations**

- Former Director - Retail Operations, Tumi
- Former Director - Retail and Seasonal Operations, Brookstone
- Former Store Manager, Benetton
- Former Store Manager, Urban Outfitters
- Former Store Manager, Banana Republic



**ANGELIA YAUN**
**Senior Director of Spas**
**XpresSpa, North America**

- Former Senior Director of Stores, Luxottica Luxury
- Former Regional Director, Godiva
- Former Regional Manager Safilo/Solstice

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Las Vegas Salt Lake City 2 2 3 Phoenix 2 Orange County 1 Los Angeles 2 San Francisco 3 Denver 2 Minneapolis 2 3 Chicago 1 Pittsbu r gh 2 Amsterdam 3 Dubai 2 Dallas 3 Houston 2 New York 9 Philadelphia Washington, DC 1 1 Raleigh 1 Charlotte 2 Atlanta Orlando 3 4 Miami 1 Established Airport P r esence 48 domestic stores 11 5 int’l stores 2019 Developments • Austin - company • Austin - franchise • Las Vegas • Philadelphia • Atlanta 2 Austin

12 Atlanta Terminal D 12

13 Raleigh - Durham 13

JFK Terminal 8 14

15 Amsterdam, Netherlands 15

16 Dubai, UAE

1 based on company websites as of 9/4/2019 Dominant Domestic Market Share Position TOTAL DOMESTIC TOTAL DOMESTIC TOTAL DOMESTIC TOTAL DOMESTIC STORES STORES STORES STORES STORES STORES STORES STORES BE RELAX 1 TERMINAL GETAWAY 1 MASSAGE BAR 1 17 53 48 10 4 48 13 10 4

1 1 St r ong Unit Level Economics 8 3 % Service Revenue 17 % Retail Revenue AVERAGE BOX SIZE 1, 034 SQ. FT AUV / SALES $8 62,733 SALES PER SQ. FT. $ 834 AVERAGE INVESTMENT COST $400,000 PAYBACK PERIOD 2.3 years 18

19 Business Priorities NEARER TERM LONGER TERM • Building teams • Increasing the average ticket through product assortment and upselling services • Staffing up through recruiting, training, and retention while managing labor costs more effectively • Reducing G&A expenditures • Selectively opening high performing new spas through a strategic approach to development • Selectively renovating spas to elevate brand perceptions • Elevating the customer experience • Developing a people first culture • Activating new partnerships • Bringing health and wellness innovation to the spas through new products, services, and technology 19

The Experience Economy & Wellness Industry • Nearly 1 million XpresSpa customers annually • XpresSpa services are " not - Amazonable” • Consumer Spending patterns are shifting to experience - based spending . 72 % of millennials would rather spend money on experiences than on material goods . 3 • Millennials Spend Nearly 25% of Disposable Income on Health and Wellness. 2 3 Forbes, 2017 1 Global Wellness Institute , 201 8 2 Market Wired , 2017 20 • The global wellness industry is a $ 4 . 2 trillion market. 1

Xp r esSpa is the answer to growing traveler demands Increased travelers, security and wait times have driven innovation and growth in airport retail • Travelers at large hub airports typically spend ~137 minutes in the airport after going through security. 1 • Nearly 20% of flights were delayed in 201 8 . 2 Premium concepts like XpresSpa are suited for typical traveler demographic • Frequent fliers ( 23 % of travelers) have a HHI > $100,000. 3 • 70% of purchases occur on impulse because these affluent customers are bored, rushed, and stressed. 4 Airport infrastructure spending is increasing • $1.2 - 1.5 trillion is expected to be spent on global airport infrastructure development up to 2030. 5 1 Aviation Pros, 2017 2 TRANSTATS, 201 8 4 Airport Revenue News 21 3 Arbitron 5 New Market Research & Micro Market Monitor

1 5 Significant G r owth Opportunities • Better employee recruitment / retention • I mprove labor optimization • Calm strategic partnership • Improve store productivity • Roll - out new store design • Improve in - store technology • Improve corporate culture • Further penetration of U.S. airport locations • I nternational airport locations • Franchising – first location opening Q3 2019 • Leverage real estate value through strategic marketing partnerships • Other strategic partnerships 22 COMPARABLE STORE EXPANSION

Strategic Partnership with Calm, the Leading Sleep, Mediation, and Relaxation App • Strategic preferred equity investment in XpresSpa o Capital being used to raise brand profile while enhancing customers’ experience • Gained access to Calm’s substantial and growing 50 million subscriber base that are interested in health and wellness • Demonstrates the inherent value of our industry - leading platform 23

INVESTOR PRESENTATION 201 9 | September NASDAQ: XSPA a preeminent pure - play health and wellness services company